UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2020, Causeway International Opportunities Fund’s (the “Fund” or “Fund’s”) Institutional Class returned -4.52% and Investor Class returned -4.84% compared to the MSCI ACWI ex US Index (Gross) (“Index”) return of 3.45%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 3.86% for the Institutional Class and 3.60% for the Investor Class compared to the Index’s average annual total return of 4.55%. At fiscal year-end, the Fund had net assets of $184.8 million.

Performance Review

Equity markets were volatile during the fiscal year. The fourth quarter of 2019 capped a calendar year of surging stock prices. In early 2020, however, the onset of the COVID-19 pandemic sent stock prices tumbling and market volatility spiked. Enormous monetary and fiscal stimulus globally bolstered equity markets in the second and third quarters of 2020. Despite an International Monetary Fund forecasted 5% decline in global gross domestic product (“GDP”) in 2020, encouraging signs of a rebound from the economically devastating coronavirus lockdowns continue to emerge. Supply chains are recovering amid a rebound in global trade. Industrial production, which sunk 15% from January to April (resembling the 14% decline during the Global Financial Crisis), bounced back quickly, thanks in large part to massive stimulus measures. Reflecting an uncertain economic recovery, the US Federal Reserve reaffirmed that interest rates will likely stay near zero until at least 2023. Until a vaccine, therapies, and widespread testing are available and economies fully reopen, we believe further stimulus packages will be needed to bolster the recovery in most regions. In Europe, authorities committed to extend support measures in an effort to avoid a cliff with abrupt loss of fiscal spending. The Bank of Japan left interest rates unchanged in their most recent meeting but upgraded views of the economy as business activity gradually resumed. China may be the only major economy to expand its GDP in 2020, demonstrating remarkable success in containing the virus. The best performing markets in our investable universe included Denmark, Taiwan, China, New Zealand, and Sweden. The biggest laggards included Colombia, Brazil, Chile, Thailand, and Turkey. The best performing sectors in the Index were information technology, health care, and consumer discretionary, while energy, financials, and real estate were the worst performing Index sectors.

For the fiscal year, Fund holdings in the energy, capital goods, software & services, and consumer durables & apparel industry groups, along with an overweight position in the banks industry group, detracted the most from the Fund’s performance relative to the Index. Holdings in the utilities industry group, as well as an overweight position in the semiconductors & semi equipment industry group and underweight positions in the real estate, telecommunication services, and food beverage & tobacco industry groups, offset some of the underperformance. The biggest detractor from absolute return was jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom). Other notable detractors included crude oil & natural gas company, BP Plc (United Kingdom), energy supermajor, Royal Dutch Shell Plc (United Kingdom), banking & financial services company, UniCredit S.p.A. (Italy), and oil exploration & production company, Ovintiv (Canada). The largest contributor to absolute return was internet commerce company, Alibaba Group Holding (China). Additional top contributors included industrial conglomerate, Siemens AG (Germany), integrated circuit manufacturer, Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan), semiconductor company, Infineon Technologies AG (Germany), and online services company, Tencent Holdings Ltd. (China).

2	Causeway International Opportunities Fund

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the fiscal year included the following full sales: energy supermajor, Royal Dutch Shell Plc (United Kingdom), telecommunication services provider, KDDI Corp. (Japan), major passenger railway operator, East Japan Railway Co. (Japan), pharmaceutical company, AstraZeneca Plc (United Kingdom), and telecommunication services provider, Vodafone Group (United Kingdom). Significant purchases included three new additions to the Fund: electronic components manufacturer, Murata Manufacturing Co., Ltd. (Japan), luxury goods manufacturer & retailer, Compagnie Financiere Richemont (Switzerland), and pharmaceutical giant, Sanofi (France), as well as increased exposures to semiconductor company, Infineon Technologies AG (Germany) and internet commerce company, Alibaba Group Holding (China).

The Fund’s weights relative to the Index in the banks, semiconductors & semi equipment, and food beverage & tobacco industry groups increased the most compared with the beginning of the fiscal year, while relative weights in the telecommunication services, energy, and pharmaceuticals & biotechnology industry groups were the greatest decreases. From a regional perspective, the most notable weight changes relative to the Index included increased exposure to France and Spain. The most significantly reduced relative country weights included the United Kingdom and Japan. At the end of the fiscal year, the three largest industry group exposures from an absolute perspective for the Fund were to the banks, capital goods, and pharmaceuticals & biotechnology industry groups.

Equity Allocation Model Update

A proprietary quantitative equity allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, quality, macroeconomic, earnings growth, and risk aversion. Currently, we are overweight emerging markets relative to the Index. Our valuation factor is currently negative. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors’ appetite for risk is high, a negative indicator for our model. Our earnings growth factor is positive for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is superior to that of developed markets. Our quality metrics, which include such measures as profit margins and return on equity, are positive for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets.

Investment Outlook

This year’s dominance of growth and momentum stocks over value stocks has surpassed the peak reached during the technology, media, and telecommunications (“TMT”) bubble in the early 2000s. The biggest winners in this bifurcated market are companies exhibiting top-line growth, regardless of whether this translates to near-term profitability. The trends of passive investing and algorithmic trading have exacerbated a concentration of performance — the bulk of equity returns in a number of region-based indices during the year-to-date period derive from just five companies, with the effect most pronounced in the US and emerging markets. Growth stock valuations are so stretched relative to

Causeway International Opportunities Fund	3

history that we believe any abatement of pandemic-related uncertainty — namely efficacious vaccines or therapies that facilitate economic reopening — could spark a shift in investor sentiment towards economically cyclical companies. We believe that the cyclical component of value should also benefit from further fiscal spending by Western governments in infrastructure. In our view, the most compelling companies in the developed market value universe are those engaged in operational restructuring, using the disruption of the pandemic to lean out their cost bases and shed non-core assets. This ensuing boost in operating leverage may position these forward-thinkers well for an upturn in revenues as recovery develops. We continue to engage with portfolio company management teams to hold them accountable to meet their earnings and cash flow goals. For example, in a lower-for-longer interest rate environment, we expect certain developed market bank stock managements to grow fee-based and trading-based franchises that are not reliant on a rise in rates. While much of our fundamental research is dominated by cyclical stocks, we also seek opportunities in defensive sectors that have also been impacted by the coronavirus lockdowns. The considerable undervaluation in stocks across a range of industries has led us to experience far more investment opportunities than we have capital to deploy. We believe that, by mid-2021, the earnings, cash flow, and dividend prognosis for many of these undervalued stocks should improve demonstrably. Markets anticipate events well in advance. In our view, this should translate into better performance, perhaps amplified by valuation multiple upgrades as confidence in these companies rises post-pandemic.

Regarding the emerging markets (“EM”) portion of the Fund, uncertainty surrounding the COVID-19 pandemic has continued to weigh on EM value stocks. We continue to emphasize value factors in our multi-factor investment process and we believe that EM value stocks are poised to rebound once there is a reduction in COVID-19 uncertainty given the discount relative to EM growth stocks.

4	Causeway International Opportunities Fund

We thank you for your continued confidence in Causeway International Opportunities Fund.

September 30, 2020

Harry W. Hartford	Sarah H. Ketterer	Steven Nguyen
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini
Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Causeway International Opportunities Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund, Investor Class shares versus the MSCI ACWI ex USA Index (Gross) as of September 30, 2020

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect during certain periods. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2022. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2020 prospectus, as supplemented most recently June 30, 2020, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.06% and 1.31% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 0.95% and 1.20% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI ACWI ex USA Index (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 48 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2020

Causeway International Opportunities Fund	Number of Shares	Value

COMMON STOCK

Brazil — 1.3%

B2W Cia Digital[1]	13,200	$213

Banco do Brasil SA1	77,900	412

JBS SA	147,700	544

Petrobras Distribuidora SA	83,400	302

Qualicorp Consultoria e Corretora de Seguros SA1	34,600	210

Vale SA, Class B ADR	54,741	579

YDUQS Participacoes S.A.	29,000	142

		2,402

Canada — 0.7%

Air Canada, Class A1	111,900	1,319

China — 12.9%

Agile Property Holdings Ltd.	100,000	132

Alibaba Group Holding Ltd. ADR[1]	17,535	5,155

Anhui Conch Cement Co. Ltd., Class H	126,677	877

Baidu Inc. ADR[1]	5,953	754

Bank of China Ltd., Class H	1,506,000	469

China Communications Construction Co. Ltd., Class H	276,000	145

China Construction Bank Corp., Class H	2,050,401	1,332

China Lumena New Materials Corp.[1,2,3]	4,900	—

China Mobile Ltd.	60,516	389

China Mobile Ltd. ADR	2,835	91

China Petroleum & Chemical Corp., Class H	916,000	370

China Railway Construction Corp. Ltd., Class H	219,500	152

China Railway Group Ltd., Class H	295,000	139

Dongfeng Motor Group Co. Ltd., Class H	170,000	106

Fosun International Ltd.	170,000	199

Guangzhou R&F Properties Co. Ltd., Class H	237,200	307

Industrial & Commercial Bank of China, Class H	328,000	171

JD.com Inc. ADR[1]	15,800	1,226

JOYY Inc. ADR	3,377	273

Kweichow Moutai Co. Ltd., Class A	4,398	1,082

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway International Opportunities Fund	Number of Shares	Value

China — (continued)

KWG Property Holding Ltd.[1]	209,904	$361

Lenovo Group Ltd.	324,000	214

NetEase Inc. ADR	1,162	528

New Oriental Education & Technology Group ADR[1]	3,941	589

Ping An Insurance Group Co. of China Ltd., Class H	83,006	862

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	95,839	161

Shenzhen Overseas Chinese Town Co. Ltd., Class A	360,100	360

Shimao Group Holdings Ltd.	143,500	599

Sinopharm Group Co. Ltd., Class H	86,400	182

Tencent Holdings Ltd.	63,931	4,318

Vipshop Holdings Ltd. ADR[1]	33,600	526

Wuliangye Yibin Co. Ltd., Class A	24,900	812

Yum China Holdings Inc.	13,890	735

Zhejiang Expressway Co. Ltd., Class H	200,000	145

		23,761

France — 10.3%

Air France-KLM[1]	46,255	159

Airbus SE1	33,654	2,441

AXA SA	128,039	2,370

BNP Paribas SA	77,423	2,801

Carrefour SA	105,810	1,691

Danone SA	33,785	2,188

Renault S.A.[1]	6,736	175

Sanofi-Aventis SA	25,221	2,527

TOTAL SE	49,742	1,708

Valeo S.A.	30,983	951

Vinci S.A.	22,998	1,922

		18,933

Germany — 11.2%

BASF SE	83,642	5,094

Bayer AG	25,945	1,601

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway International Opportunities Fund	Number of Shares	Value

Germany — (continued)

Deutsche Post AG	56,851	$2,580

Infineon Technologies AG	132,168	3,725

Linde PLC	5,661	1,338

RWE AG	21,926	821

SAP SE	14,927	2,325

Siemens AG	23,243	2,935

Siemens Energy AG1	11,622	313

		20,732

India — 2.6%

Aurobindo Pharma Ltd.	21,325	231

Biocon Ltd.[1]	25,039	152

Dr Reddy’s Laboratories Ltd. ADR	5,633	392

HCL Technologies Ltd.	51,549	568

HDFC Bank Ltd. ADR[1]	4,100	205

Hindalco Industries Ltd.	94,927	227

Hindustan Petroleum Corp. Ltd.	49,410	121

Hindustan Unilever Ltd.	15,875	446

ICICI Bank Ltd. ADR[1]	53,920	530

Infosys Ltd. ADR	27,045	374

Jubilant Foodworks Ltd.	5,547	175

Oil & Natural Gas Corp. Ltd.	152,840	144

REC Ltd.	118,809	160

Reliance Industries Ltd.	26,000	788

Tata Steel Ltd.	76,488	375

		4,888

Indonesia — 0.1%

Indofood Sukses Makmur Tbk PT	531,556	256

Ireland — 1.6%

Ryanair Holdings PLC[1]	12,610	167

Ryanair Holdings PLC ADR[1]	32,947	2,694

		2,861

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway International Opportunities Fund	Number of Shares	Value

Italy — 3.8%

Enel SpA	251,704	$2,184

UniCredit SpA[1]	575,360	4,754

		6,938

Japan — 7.3%

Fanuc Corp.	21,500	4,126

Murata Manufacturing Co. Ltd.	45,300	2,946

Sompo Holdings Inc.	29,400	1,015

Sumitomo Mitsui Financial Group Inc.	63,100	1,764

Takeda Pharmaceutical Co. Ltd.	101,600	3,632

		13,483

Malaysia — 0.6%

Malayan Banking Bhd	189,214	329

Top Glove Corp. BHD	417,000	836

		1,165

Mexico — 0.2%

Gruma SAB de CV, Class B	7,423	82

Grupo Financiero Banorte SAB de CV, Class O1	92,960	321

		403

Netherlands — 4.8%

Akzo Nobel NV	29,813	3,013

ArcelorMittal S.A.[1]	59,460	791

Coca-Cola European Partners PLC	20,708	804

ING Groep NV1	590,903	4,217

		8,825

Poland — 0.2%

PGE Polska Grupa Energetyczna SA1	49,481	82

Powszechny Zaklad Ubezpieczen SA1	33,350	214

		296

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway International Opportunities Fund	Number of Shares	Value

Russia — 1.4%

Gazprom PJSC ADR	111,321	$484

Lukoil PJSC ADR	11,575	669

MMC Norilsk Nickel PJSC ADR	16,355	395

Mobile TeleSystems PJSC ADR	33,601	293

Sberbank of Russia PJSC ADR[1]	58,077	678

		2,519

South Africa — 0.5%

Absa Group Ltd.	40,315	214

African Rainbow Minerals Ltd.	16,018	185

Barloworld Ltd.	19,645	72

Exxaro Resources Ltd.	11,549	85

Sibanye Stillwater Ltd.	145,147	403

		959

South Korea — 4.6%

Daelim Industrial Co. Ltd.	1,304	86

Hana Financial Group Inc.	21,075	506

Hanwha Corp.	7,000	150

Hyundai Marine & Fire Insurance Co. Ltd.	5,720	109

KB Financial Group Inc.	18,473	595

Kia Motors Corp.	16,289	653

LG Corp.	4,267	271

LG Electronics Inc.	4,266	334

NAVER Corp.	1,873	476

POSCO	3,862	647

Samsung Electronics Co. Ltd.	65,884	3,271

SK Hynix Inc.	10,930	784

SK Telecom Co. Ltd.	2,316	471

Woori Financial Group Inc.	28,012	205

		8,558

Spain — 4.4%

Aena SME S.A.[1]	10,963	1,526

Amadeus IT Group S.A.	37,306	2,072

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway International Opportunities Fund	Number of Shares	Value

Spain — (continued)

Banco Bilbao Vizcaya Argentaria S.A.	845,533	$2,347

CaixaBank SA	1,035,021	2,198

		8,143

Sweden — 0.8%

Volvo AB, Class B	75,938	1,459

Switzerland — 7.9%

ABB Ltd.	146,472	3,724

Cie Financiere Richemont SA, Class A	43,494	2,920

Novartis AG	43,447	3,772

Roche Holding AG	7,729	2,648

Zurich Insurance Group AG	4,610	1,607

		14,671

Taiwan — 5.0%

Accton Technology Corp.	84,000	650

Arcadyan Technology Corp.	76,843	227

Compal Electronics Inc.	228,000	151

Compeq Manufacturing Co. Ltd.	175,000	249

FLEXium Interconnect Inc.	50,732	215

Fubon Financial Holding Co. Ltd.	237,396	345

HON HAI Precision Industry Co. Ltd.	198,292	533

Inventec Corp.	223,000	174

Lite-On Technology Corp.	122,896	197

MediaTek Inc.	41,000	869

Pegatron Corp.	61,938	137

Powertech Technology Inc.	147,000	442

Sino-American Silicon Products Inc.	108,000	364

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	47,875	3,881

WPG Holdings Ltd.	98,080	132

Yuanta Financial Holding Co. Ltd.	442,135	274

Zhen Ding Technology Holding Ltd.	68,000	299

		9,139

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway International Opportunities Fund	Number of Shares	Value

Thailand — 0.6%

Bangkok Dusit Medical Services PCL, Class F	183,000	$112

Charoen Pokphand Foods PCL	535,400	475

Kiatnakin Phatra Bank PCL	58,800	69

Thanachart Capital PLC	188,600	174

Tisco Financial Group PCL	125,400	253

		1,083

Turkey — 0.2%

Haci Omer Sabanci Holding AS	67,920	73

Tekfen Holding AS	85,355	162

Turkcell Iletisim Hizmetleri AS	82,078	160

		395

United Kingdom — 10.4%

Aviva PLC	536,974	1,987

Balfour Beatty PLC	388,562	1,119

Barclays PLC[1]	2,226,713	2,809

BP PLC	578,600	1,673

British American Tobacco PLC	98,521	3,534

Compass Group PLC	112,992	1,697

International Consolidated Airlines Group S.A.	789,682	965

Johnson Matthey PLC	19,628	597

Micro Focus International PLC	30,138	96

Prudential PLC	142,496	2,044

RELX PLC	8,463	188

Rolls-Royce Group PLC[1]	1,062,031	1,763

WH Smith PLC	66,683	819

		19,291

Total Common Stock

(Cost $182,146) — 93.4%		172,479

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway International Opportunities Fund	Number of Shares	Value

PREFERRED STOCK

Germany — 3.3%

Volkswagen AG‡	37,745	$6,074

Total Preferred Stock

(Cost $6,396) — 3.3%		6,074

PREFERENCE STOCK

Brazil — 0.5%

Cia Brasileira de Distribuicao	17,700	220

Cia Paranaense de Energia[1]	16,400	181

Itausa S.A.	328,856	518

		919

South Korea — 0.2%

LG Chemical Ltd.	1,593	435

Total Preference Stock

(Cost $1,818) — 0.7%		1,354

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 0.020%**	2,594,215	2,594

Total Short-Term Investment

(Cost $2,594) — 1.4%		2,594

Total Investments — 98.8%

(Cost $192,954)		182,501

Other Assets in Excess of Liabilities — 1.2%		2,260

Net Assets — 100.0%		$184,761

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2020.
‡	There is currently no rate available.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of September 30, 2020 was $– and represented 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000) (continued)

September 30, 2020

3

Level 3 security in accordance with fair value hierarchy. Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2020 was $– and represented 0.0% of net assets.

ADR	American Depositary Receipt
PJSC	Public Joint-Stock Company

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2020:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Brazil	$2,402	$—	$—		$2,402
Canada	1,319	—	—		1,319
China	9,877	13,884	—	^	23,761
France	—	18,933	—		18,933
Germany	313	20,419	—		20,732
India	1,500	3,388	—		4,888
Indonesia	—	256	—		256
Ireland	2,694	167	—		2,861
Italy	—	6,938	—		6,938
Japan	—	13,483	—		13,483
Malaysia	—	1,165	—		1,165
Mexico	403	—	—		403
Netherlands	804	8,021	—		8,825
Poland	—	296	—		296
Russia	293	2,226	—		2,519
South Africa	—	959	—		959
South Korea	—	8,558	—		8,558
Spain	—	8,143	—		8,143
Sweden	—	1,459	—		1,459
Switzerland	—	14,671	—		14,671
Taiwan	3,881	5,258	—		9,139
Thailand	—	1,083	—		1,083
Turkey	—	395	—		395
United Kingdom	—	19,291	—		19,291

Total Common Stock	23,486	148,993	—		172,479

Preferred Stock	—	6,074	—		6,074

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000) (concluded)

September 30, 2020

Investments in Securities	Level 1	Level 2	Level 3†	Total
Preference Stock
Brazil	$919	$—	$—	$919
South Korea	—	435	—	435

Total Preference Stock	919	435	—	1,354

Short-Term Investment	2,594	—	—	2,594

Total Investments in Securities	$26,999	$155,502	$—	$182,501

†

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of September 30, 2020, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	20.9%	0.0%	0.3%	21.2%

Industrials	16.2	0.0	0.0	16.2

Information Technology	13.5	0.0	0.0	13.5

Consumer Discretionary	9.5	3.3	0.0	12.8

Health Care	9.0	0.0	0.0	9.0

Materials	8.1	0.0	0.2	8.3

Consumer Staples	6.3	0.0	0.1	6.4

Communication Services	4.2	0.0	0.0	4.2

Energy	3.3	0.0	0.0	3.3

Utilities	1.6	0.0	0.1	1.7

Real Estate	0.8	0.0	0.0	0.8

Total	93.4	3.3	0.7	97.4

Short-Term Investment				1.4

Other Assets in Excess of Liabilities				1.2

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

9/30/20
ASSETS:
Investments at Value (Cost $192,954)	$182,501
Cash	352
Foreign Currency (Cost $211)	211
Receivable for Investment Securities Sold	1,014
Receivable for Tax Reclaims	718
Receivable for Dividends	435
Receivable for Fund Shares Sold	219
Prepaid Expenses	13

Total Assets	185,463

LIABILITIES:
Payable for Investment Securities Purchased	386
Payable Due to Adviser	124
Payable for Professional Fees	64
Payable for Custodian Fees	43
Payable for Fund Shares Redeemed	34
Accrued Foreign Capital Gains Tax on Appreciated Securities	8
Payable Due to Administrator	5
Payable for Trustees’ Fees	2
Unrealized Depreciation on Spot Foreign Currency Contracts	1
Payable for Shareholder Service Fees — Investor Class	1
Other Accrued Expenses	34

Total Liabilities	702

Net Assets	$184,761

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$216,995
Total Accumulated Losses	(32,234)

Net Assets	$184,761

Net Asset Value Per Share (based on net assets of $173,273,506 ÷ 14,757,533 shares) — Institutional Class	$11.74

Net Asset Value Per Share (based on net assets of $11,487,986 ÷ 986,559 shares) — Investor Class	$11.64

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/19 to 9/30/20
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $515)	$5,106

Total Investment Income	5,106

EXPENSES:
Investment Advisory Fees	1,532
Professional Fees	92
Custodian Fees	78
Transfer Agent Fees	71
Administration Fees	58
Registration Fees	33
Printing Fees	31
Shareholder Service Fees — Investor Class	26
Pricing Fees	18
Line of Credit	10
Trustees’ Fees	8
Other Fees	15

Total Expenses	1,972

Waiver of Investment Advisory Fees	(124)

Total Waiver	(124)

Net Expenses	1,848

Net Investment Income	3,258

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(22,046)
Net Realized Loss from Foreign Currency Transactions	(27)
Net Change in Unrealized Appreciation on Investments	6,157
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	20
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	44

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(15,852)

Net Decrease in Net Assets Resulting from Operations	$(12,594)

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/19 to 9/30/20	10/01/18 to 9/30/19
OPERATIONS:
Net Investment Income	$3,258	$5,668
Net Realized Gain (Loss) on Investments	(22,046)	485
Net Realized Loss from Foreign Currency Transactions	(27)	(53)
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,157	(17,579)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	20	(16)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	44	(9)

Net Decrease in Net Assets Resulting From Operations	(12,594)	(11,504)

DISTRIBUTIONS:
Institutional Class	(5,349)	(3,950)
Investor Class	(258)	(193)

Total Distributions to Shareholders	(5,607)	(4,143)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	10,038	35,710
Redemption Fees(2)	—	24

Total Increase (Decrease) in Net Assets	(8,163)	20,087

NET ASSETS:
Beginning of Year	192,924	172,837

End of Year	$184,761	$192,924

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

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FINANCIAL HIGHLIGHTS

For the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
Institutional
2020	12.61	0.21	(0.73)	(0.52)	(0.35)	—	(0.35)	—
2019	13.71	0.41	(1.19)	(0.78)	(0.29)	(0.03)	(0.32)	—	(1)
2018	14.00	0.31	(0.39)	(0.08)	(0.21)	—	(0.21)	—	(1)
2017	11.85	0.24	2.36	2.60	(0.45)	—	(0.45)	—	(1)
2016	11.55	0.24	0.25 (2)	0.49	(0.16)	(0.03)	(0.19)	—	(1)
Investor
2020	12.52	0.18	(0.74)	(0.56)	(0.32)	—	(0.32)	—
2019	13.60	0.38	(1.17)	(0.79)	(0.26)	(0.03)	(0.29)	—	(1)
2018	13.90	0.26	(0.37)	(0.11)	(0.19)	—	(0.19)	—	(1)
2017	11.77	0.24	2.31	2.55	(0.42)	—	(0.42)	—	(1)
2016	11.47	0.20	0.27 (2)	0.47	(0.14)	(0.03)	(0.17)	—	(1)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)

The amount shown for the year ended September 30, 2016, for a share outstanding throughout the year does not accord with the aggregate net gains on investments for that year because of the timing of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(3)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.30% and 1.82%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

11.74	(4.52)	173,273	0.95		1.02		1.71		55
12.61	(5.43)	182,720	1.05		1.06		3.25		43
13.71	(0.61)	163,508	1.05		1.05		2.17		35
14.00	22.82	130,357	1.05		1.23		1.88		62
11.85	4.27	103,665	1.05		1.10		2.10		63

11.64	(4.84)	11,488	1.19		1.26		1.55		55
12.52	(5.59)	10,204	1.30		1.31		3.02		43
13.60	(0.85)	9,329	1.27	(3)	1.27	(3)	1.86	(3)	35
13.90	22.54	7,674	1.30		1.44		1.86		62
11.77	4.07	2,616	1.30		1.35		1.72		63

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Opportunities Fund (the“Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of September 30, 2020, the Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and the non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2020, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Redemption Fee – Until October 1, 2019, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applied to exchanges from the Fund. The redemption fee was paid to the Fund. The officers of the Fund were permitted to waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund removed the redemption fee, effective October 1, 2019.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2020, the Fund received commission recapture payments of $4,408.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. Effective July 1, 2020, the Adviser has contractually agreed through January 31, 2022 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.95% of Institutional Class and Investor Class average daily net assets. Prior to July 1, 2020, the Adviser had contractually agreed to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2020, the Adviser waived $124,437 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2020, the Investor Class paid 0.24% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2020, approximately $236 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2020, for the Fund were as follows (000):

Purchases	Sales
$112,620	$102,764

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2020, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $7,531.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. The permanent differences are primarily attributed to investments in Passive Foreign Investment Companies (PFICs) and foreign currency translations.

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

During the year ended September 30, 2020, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2020 and September 30, 2019 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2020	$5,607	$—	$5,607
2019	3,722	421	4,143

As of September 30, 2020, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$2,889
Capital Loss Carryforwards	(970)
Post October Losses	(21,656)
Unrealized Depreciation	(12,499)
Other Temporary Differences	2

Total Accumulated Losses	$(32,234)

Post-October losses represent losses realized on investment transactions from November 1, 2019 through

September 30, 2020, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$611	$359	$970

At September 30, 2020, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$195,024	$19,399	$(31,890)	$(12,491)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2020		Fiscal Year Ended September 30, 2019
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	3,744	$45,304	4,815	$61,220
Shares Issued in Reinvestment of Dividends and Distributions	348	4,765	309	3,538
Shares Redeemed	(3,820)	(41,950)	(2,564)	(30,652)

Increase in Shares Outstanding Derived from Institutional Class Transactions	272	8,119	2,560	34,106

Investor Class
Shares Sold	343	3,710	262	3,219
Shares Issued in Reinvestment of Dividends and Distributions	19	258	17	193
Shares Redeemed	(191)	(2,049)	(150)	(1,808)

Increase in Shares Outstanding Derived from Investor Class Transactions	171	1,919	129	1,604

Net Increase in Shares Outstanding from Capital Share Transactions	443	$10,038	2,689	$35,710

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS

(concluded)

8.	Significant Shareholder Concentration

As of September 30, 2020, five of the Fund’s shareholders of record owned 78% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 17, 2021. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. For the year ended September 30, 2020, the Fund had average borrowings of $2.17 million over a period of twelve days at a weighted average interest rate of 2.41%. Interest accrued on the borrowing during the year was $1,603. As of September 30, 2020, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

30	Causeway International Opportunities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the Causeway International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway International Opportunities Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 25, 2020

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

Causeway International Opportunities Fund	31

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2021. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2020, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.08%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2020, amounted to $475,916 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2020. In addition, for the fiscal year ended September 30, 2020, gross income derived from sources within foreign countries amounted to $5,633,462 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intent to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

32	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 59	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	None

Lawry J. Meister Age: 58	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	5	None

Victoria B. Rogers Age: 59	Trustee	Since 4/13	President, Chief Executive Officer and Director, The Rose Hills Foundation (since 1996).	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 54	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm)(since 2008).	5	None

Causeway International Opportunities Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 59	President	Since 10/20	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 45	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer of the Investment Adviser (since January 2015); General Counsel of the Investment Adviser (since October 2020); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Stephen Connors[5] One Freedom Valley Drive Oaks, PA 19456 Age: 36	Treasurer	Since 10/20	Director of Fund Accounting, SEI Investments Company (since 2014); Audit Manager, Deloitte & Touche LLP (2011 to 2014).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 49	Secretary	Since 10/11	Senior Attorney of the Investment Adviser (since 2004).	N/A	N/A

Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 45	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018).	N/A	N/A

Faith Kim 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 39	Anti-Money Laundering Compliance Officer	Since 8/19	Senior Fund Administrator of the Investment Adviser (since 2018). Portfolio Administrator of the Investment Adviser (2015-2018).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

34	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2020, the Trust Complex consisted of one investment company with five portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, and International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Opportunities Fund	35

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2020 to September 30, 2020).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

36	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,234.50	0.88%	$4.92

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.60	0.88%	$4.45

Actual Fund Return
Investor Class	$1,000.00	$1,233.10	1.12%	$6.25

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.40	1.12%	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Causeway International Opportunities Fund	37

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 10, 2020, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Opportunities Fund (the “Fund”) for a twelve-month period beginning September 20, 2020. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 8, 2020, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 10, 2020 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

38	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2020, compared to the results of the MSCI ACWI ex USA Index (Gross), the median of the mutual funds included in the Morningstar Foreign Large Value category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had underperformed its Broadridge peer group median for the prior one-year and annualized three-year and five-year periods, and had outperformed its peer group for the prior annualized ten-year period. The Trustees considered the Fund’s exposure to the value investment style, the impact of the COVID-19 pandemic, and challenges for value investing relative to growth stock investing. Despite periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund in a manner consistent with the described investment strategy and style indicated that its continued management had the potential to benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 80 basis points per annum compared to a median of 75 basis points for its Broadridge peer group and a range of 55-110 basis points for the funds in its peer group. The Trustees noted that the Fund was lowering the expense limit under its agreement with the Adviser, as of July 1, 2020, and that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s new expense limit, of 95 basis points was 4 basis points below the median of the funds in its Broadridge peer group and within the range of 69-114 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and do not serve as a useful indication of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

Causeway International Opportunities Fund	39

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2020 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, and had decreased from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted the entrepreneurial risks taken by the Adviser in forming the Fund and that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 8, 2020 and August 10, 2020 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 10, 2020 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2020.

40	Causeway International Opportunities Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website

(www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

CCM-AR-004-1100

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2020, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2020 and 2019 were as follows:

	2020	2019
(a) Audit Fees	$227,160	$261,070
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$59,340	$59,340
(d) All Other Fees	$3,300	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-

audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2020, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $859,422. For the fiscal year ended September 30, 2019, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $774,378.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie Fermelia
Gracie Fermelia
President

Date: December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie Fermelia
Gracie Fermelia
President

Date: December 9, 2020

By	/s/ Stephen P. Connors
Stephen P. Connors
Treasurer

Date: December 9, 2020